UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-00042

Deutsche DWS Portfolio Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	1/31

Date of reporting period:	7/31/2022

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

July 31, 2022
Semiannual Report
to Shareholders
DWS Total Return Bond Fund

Contents
4	Letter to Shareholders
5	Performance Summary
9	Portfolio Management Team
10	Portfolio Summary
11	Investment Portfolio
26	Statement of Assets and Liabilities
28	Statement of Operations
29	Statements of Changes in Net Assets
30	Financial Highlights
36	Notes to Financial Statements
53	Information About Your Fund’s Expenses
55	Liquidity Risk Management
56	Advisory Agreement Board Considerations and Fee Evaluation
60	Account Management Resources
This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Total Return Bond Fund

The securities markets are volatile and the market prices of the Fund’s securities may decline. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality (“junk bonds” ) and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.

DWS Total Return Bond Fund	|	3

Letter to Shareholders
Dear Shareholder:
Financial markets experienced several negative impacts which began in late February with the Russia-Ukraine war and have continued through the second quarter due to volatility in energy, rise in inflation, pressure on supply chains, and slower corporate earnings growth. Global monetary authorities have moved aggressively to tame inflation which in turn has created a swift decline in equity and fixed income markets. While our portfolio managers do believe markets will stabilize in the near term, the longer-term effects of these headwinds remain uncertain. De-globalization and a desire for energy independence across Europe and North America may continue to push prices upwards, and we expect inflation will remain higher than average over the next decade.
In periods such as this, real capital preservation becomes more challenging. Our portfolio managers continue to assess risks and form opinions on how these headwinds may impact investment portfolios over multiple time horizons. Yields for bonds can be impacted by economic risks, rising inflation, and slowing monetary support. We expect a moderate rise in government bond yields while short term spread widening may offer potential over the next year. For equities, we expect continued volatility in the short-term, however we do have a favorable view on companies with solid balance sheets and business models over a twelve-month horizon. We believe alternatives such as real estate, infrastructure and commodities may help in preserving capital given pricing power and correlation to inflation.
In our view, the current environment underscores the value add of active portfolio management. We also believe that the strong partnership between our portfolio managers and our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — makes an important difference in making strategic and tactical decisions for the DWS Funds. Thank you for your trust. We welcome the opportunity to help you navigate these unusual times. For ongoing updates to our market and economic outlook, please visit the “Insights”  section of dws.com.
Best regards,

Hepsen Uzcan
President, DWS Funds
Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

4	|	DWS Total Return Bond Fund

Performance SummaryJuly 31, 2022 (Unaudited)

Class A	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 7/31/22
Unadjusted for Sales Charge	–7.74%	–11.25%	1.07%	1.62%
Adjusted for the Maximum Sales Charge (max 2.75% load)	–10.27%	–13.69%	0.51%	1.34%
Bloomberg U.S. Aggregate Bond Index†	–6.14%	–9.12%	1.28%	1.65%
Average Annual Total Returns as of 6/30/22 (most recent calendar quarter end)
Unadjusted for Sales Charge		–12.64%	0.67%	1.52%
Adjusted for the Maximum Sales Charge (max 2.75% load)		–15.04%	0.11%	1.24%
Bloomberg U.S. Aggregate Bond Index†		–10.29%	0.88%	1.54%

Class C	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 7/31/22
Unadjusted for Sales Charge	–8.15%	–11.90%	0.32%	0.86%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–9.06%	–11.90%	0.32%	0.86%
Bloomberg U.S. Aggregate Bond Index†	–6.14%	–9.12%	1.28%	1.65%
Average Annual Total Returns as of 6/30/22 (most recent calendar quarter end)
Unadjusted for Sales Charge		–13.28%	–0.08%	0.76%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)		–13.28%	–0.08%	0.76%
Bloomberg U.S. Aggregate Bond Index†		–10.29%	0.88%	1.54%

Class R	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 7/31/22
No Sales Charges	–7.85%	–11.47%	0.81%	1.23%
Bloomberg U.S. Aggregate Bond Index†	–6.14%	–9.12%	1.28%	1.65%
Average Annual Total Returns as of 6/30/22 (most recent calendar quarter end)
No Sales Charges		–12.86%	0.42%	1.13%
Bloomberg U.S. Aggregate Bond Index†		–10.29%	0.88%	1.54%

DWS Total Return Bond Fund	|	5

Class R6	6-Month‡	1-Year	Life of Class*
Average Annual Total Returns as of 7/31/22
No Sales Charges	–7.57%	–10.99%	–0.52%
Bloomberg U.S. Aggregate Bond Index†	–6.14%	–9.12%	–0.21%
Average Annual Total Returns as of 6/30/22 (most recent calendar quarter end)
No Sales Charges		–12.40%	–1.41%
Bloomberg U.S. Aggregate Bond Index†		–10.29%	–1.04%

Class S	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 7/31/22
No Sales Charges	–7.62%	–11.02%	1.33%	1.87%
Bloomberg U.S. Aggregate Bond Index†	–6.14%	–9.12%	1.28%	1.65%
Average Annual Total Returns as of 6/30/22 (most recent calendar quarter end)
No Sales Charges		–12.42%	0.92%	1.78%
Bloomberg U.S. Aggregate Bond Index†		–10.29%	0.88%	1.54%

Institutional Class	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 7/31/22
No Sales Charges	–7.65%	–10.98%	1.34%	1.88%
Bloomberg U.S. Aggregate Bond Index†	–6.14%	–9.12%	1.28%	1.65%
Average Annual Total Returns as of 6/30/22 (most recent calendar quarter end)
No Sales Charges		–12.39%	0.95%	1.78%
Bloomberg U.S. Aggregate Bond Index†		–10.29%	0.88%	1.54%
Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2022 are 0.97%, 1.71%, 1.38%, 0.74%, 0.72% and 0.70% for Class A, Class C, Class R, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

6	|	DWS Total Return Bond Fund

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Returns shown for Class R shares for the periods prior to its inception on October 27, 2017 are derived from the historical performance of Institutional Class shares of DWS Total Return Bond Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class R. Any difference in expenses will affect performance.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment
(Adjusted for Maximum Sales Charge)

Yearly periods ended July 31

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.
The growth of $10,000 is cumulative.
Performance of other share classes will vary based on the sales charges and the fee structure of those classes.
*	Class R6 shares commenced operations on August 1, 2019.
†
The Bloomberg U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.

‡	Total returns shown for periods less than one year are not annualized.

DWS Total Return Bond Fund	|	7

	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Net Asset Value
7/31/22	$9.94	$9.95	$9.94	$9.90	$9.94	$9.91
1/31/22	$10.91	$10.93	$10.91	$10.86	$10.91	$10.88
Distribution Information as of 7/31/22
Income Dividends, Six Months	$.13	$.09	$.11	$.14	$.14	$.14
July Income Dividend	$.0212	$.0149	$.0191	$.0232	$.0233	$.0232
SEC 30-day Yield‡	3.21%	2.56%	3.05%	3.54%	3.54%	3.54%
Current Annualized Distribution Rate‡	2.56%	1.80%	2.31%	2.81%	2.81%	2.81%

‡
The SEC yield is net investment income per share earned over the month ended July 31,
2022, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 3.02%, 2.35%, 2.74%, 3.31%, 3.33% and 3.37% for Class A, Class C,
Class R, Class R6, Class S and Institutional Class shares, respectively, had certain expenses not been reduced. The current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on July 31, 2022.
Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 2.37%,
1.59%, 2.00%, 2.58%, 2.60% and 2.64% for Class A, Class C, Class R, Class R6, Class S
and Institutional Class shares, respectively, had certain expenses not been reduced.
Yields and distribution rates are historical, not guaranteed and will fluctuate.

8	|	DWS Total Return Bond Fund

Portfolio Management Team
Gregory M. Staples, CFA, Regional Head of Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2016.
—Joined DWS in 2005 with 23 years of industry experience. Prior to joining, he served as a Senior Managing Director at MONY.
—Head of Fixed Income for North America: New York.
—BA in Economics, Columbia College; MBA, New York University, Stern School of Business.
Thomas M. Farina, CFA, Head of Investment Strategy Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2016.
—Joined DWS in 2006 with 12 years of industry experience. Head of Investment Grade Corporate Credit since 2013. Prior to joining, he held roles at Merrill Lynch Investment Management, Greenwich NatWest and at DnB Asset Management. He began his career as a Ratings Analyst at Standard & Poor’s.
—Senior Portfolio Manager and Co-Head of US Credit: New York.
—BA and MA in Economics, State University of New York at Albany.
Kelly L. Beam, CFA, Senior Portfolio Manager Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2017.
—Joined DWS in 1999. Prior to her current role, she served as a senior corporate bond trader. She also served in Investment Support for Stable Value, Specialty Fixed Income and Global Insurance.
—Fixed Income Portfolio Manager: New York.
—BS in Finance, Lehigh University; MBA, Fordham University.
Christopher J. Munshower, CFA, Senior Portfolio Manager Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2020.
—Joined DWS in 2004. Previously worked as a Senior High Grade Fixed Income Analyst at Bear Stearns and a Senior Research Analyst in the Insurance Ratings Group and in the Municipal Bond Group at Standard & Poor’s.
—Corporate Sector Portfolio Manager: New York.
—BS in Accounting and Economics, Lehigh University.

DWS Total Return Bond Fund	|	9

Portfolio Summary(Unaudited)
Asset Allocation (As a % of Net Assets)	7/31/22	1/31/22
Government & Agency Obligations	41%	9%
Corporate Bonds	34%	64%
Mortgage-Backed Securities Pass-Throughs	13%	11%
Collateralized Mortgage Obligations	7%	8%
Asset-Backed	6%	7%
Commercial Mortgage-Backed Securities	3%	2%
Short-Term U.S. Treasury Obligations	1%	1%
Warrants	0%	0%
Securities Lending Collateral, Cash Equivalents and Other Assets and Liabilities, Net	-5%	-2%
	100%	100%

Quality (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	7/31/22	1/31/22
AAA	59%	28%
AA	5%	6%
A	9%	13%
BBB	23%	42%
BB	3%	9%
B	—	1%
D	0%	0%
Not Rated	1%	1%
	100%	100%
The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s” ), Fitch Ratings, Inc. (“Fitch” ) or S&P Global Ratings (“S&P” ) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.
Interest Rate Sensitivity	7/31/22	1/31/22
Effective Maturity	8.1 years	10.1 years
Effective Duration	6.5 years	6.1 years
Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.
Effective duration is an approximate measure of the Fund’s sensitivity to interest rate changes taking into consideration any maturity shortening features.
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 11. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 60 for contact information.

10	|	DWS Total Return Bond Fund

Investment Portfolioas of July 31, 2022 (Unaudited)

	Principal Amount ($)(a)	Value ($)
Corporate Bonds 33.6%
Communication Services 1.5%
Amazon.com, Inc., 2.5%, 6/3/2050	614,000	460,906
AT&T, Inc.:
2.25%, 2/1/2032	272,000	231,331
3.65%, 6/1/2051	360,000	293,288
Charter Communications Operating LLC:
3.5%, 3/1/2042	313,000	228,152
3.7%, 4/1/2051	122,000	85,759
Cox Communications, Inc., 144A, 2.95%, 10/1/2050	155,000	110,692
Discovery Communications LLC, 4.0%, 9/15/2055	224,000	162,663
Meituan, 144A, 2.125%, 10/28/2025 (b)	321,000	283,052
Netflix, Inc., 5.875%, 11/15/2028	1,350,000	1,400,490
Rogers Communications, Inc., 144A, 3.8%, 3/15/2032	499,000	483,076
T-Mobile U.S.A., Inc.:
2.05%, 2/15/2028	95,000	85,192
3.0%, 2/15/2041	267,000	207,383
3.3%, 2/15/2051	142,000	108,602
Verizon Communications, Inc.:
2.65%, 11/20/2040	195,000	150,615
2.85%, 9/3/2041	250,000	196,238
3.0%, 11/20/2060	180,000	128,414
3.7%, 3/22/2061	220,000	180,330
		4,796,183
Consumer Discretionary 2.9%
Ford Motor Co., 3.25%, 2/12/2032	1,620,000	1,352,700
Ford Motor Credit Co. LLC:
2.7%, 8/10/2026	960,000	872,400
3.375%, 11/13/2025	1,094,000	1,043,906
General Motors Co.:
5.4%, 4/1/2048	270,000	242,643
5.6%, 10/15/2032 (c)	2,000,000	1,997,012
General Motors Financial Co., Inc.:
2.35%, 1/8/2031	340,000	273,798
3.1%, 1/12/2032	340,000	284,641
3.95%, 4/13/2024	535,000	533,878
4.35%, 4/9/2025	320,000	320,648
Home Depot, Inc., 3.25%, 4/15/2032	780,000	760,060
The accompanying notes are an integral part of the financial statements.

DWS Total Return Bond Fund	|	11

	Principal Amount ($)(a)	Value ($)
Lowe’s Companies, Inc.:
2.8%, 9/15/2041	330,000	252,155
3.0%, 10/15/2050	304,000	225,288
Magallanes, Inc.:
144A, 5.05%, 3/15/2042	410,000	364,069
144A, 5.141%, 3/15/2052	450,000	396,188
Nissan Motor Co., Ltd., 144A, 4.345%, 9/17/2027	450,000	422,428
		9,341,814
Consumer Staples 0.8%
Altria Group, Inc., 2.45%, 2/4/2032	171,000	134,702
Anheuser-Busch Companies LLC, 4.9%, 2/1/2046	289,000	291,053
Anheuser-Busch InBev Worldwide, Inc.:
4.35%, 6/1/2040	371,000	354,224
5.55%, 1/23/2049	261,000	286,793
JBS USA LUX SA, 144A, 5.75%, 4/1/2033	1,450,000	1,434,514
Philip Morris International, Inc., 2.1%, 5/1/2030	270,000	224,508
		2,725,794
Energy 1.0%
Cenovus Energy, Inc., 2.65%, 1/15/2032	209,000	179,722
Cheniere Energy Partners LP, 4.5%, 10/1/2029	1,000,000	968,835
Enterprise Products Operating LLC, 3.3%, 2/15/2053	208,000	162,119
Exxon Mobil Corp., 2.44%, 8/16/2029	871,000	810,300
Hess Corp., 5.8%, 4/1/2047	425,000	436,500
Petroleos Mexicanos, 6.7%, 2/16/2032	500,000	400,500
Plains All American Pipeline LP, 3.8%, 9/15/2030	160,000	145,173
Saudi Arabian Oil Co., 144A, 1.625%, 11/24/2025	242,000	226,754
		3,329,903
Financials 10.3%
AerCap Ireland Capital DAC, 1.75%, 1/30/2026	232,000	206,143
Air Lease Corp., 4.125%, Perpetual (d)	2,000,000	1,490,319
Aircastle Ltd., 4.4%, 9/25/2023	544,000	538,664
American Express Co., 4.42%, 8/3/2033 (c)	830,000	842,409
Ares Capital Corp., 2.875%, 6/15/2027	570,000	492,052
Avolon Holdings Funding Ltd.:
144A, 2.528%, 11/18/2027	596,000	493,815
144A, 4.25%, 4/15/2026	170,000	158,318
Banco del Estado de Chile, 144A, 2.704%, 1/9/2025	960,000	908,757
Banco Santander SA, 1.722%, 9/14/2027	360,000	317,822
Bank of America Corp.:
1.922%, 10/24/2031	477,000	393,032
The accompanying notes are an integral part of the financial statements.

12	|	DWS Total Return Bond Fund

	Principal Amount ($)(a)	Value ($)
3-month USD-LIBOR + 0.77%, 2.133% (e), 2/5/2026	579,000	566,995
2.972%, 7/21/2052	256,000	190,908
3.824%, 1/20/2028	350,000	343,507
4.375%, Perpetual (d)	900,000	816,750
Bank of New York Mellon Corp.:
3.7%, Perpetual (d)	635,000	584,209
3.75%, Perpetual (d)	1,215,000	1,058,508
4.596%, 7/26/2030	490,000	505,618
Barclays PLC:
2.645%, 6/24/2031	380,000	314,303
2.852%, 5/7/2026	675,000	639,777
3.33%, 11/24/2042	300,000	226,612
BBVA Bancomer SA, 144A, 1.875%, 9/18/2025	647,000	588,770
Blackstone Holdings Finance Co. LLC, 144A, 2.0%, 1/30/2032	620,000	510,602
Blackstone Secured Lending Fund:
2.85%, 9/30/2028	330,000	264,525
3.625%, 1/15/2026	625,000	590,404
Capital One Financial Corp., 2.359%, 7/29/2032	770,000	605,652
Citigroup, Inc.:
3.2%, 10/21/2026	450,000	439,885
4.91%, 5/24/2033	510,000	525,436
Corebridge Financial, Inc., 144A, 4.35%, 4/5/2042	510,000	446,221
Credit Suisse Group AG, 144A, 2.193%, 6/5/2026	480,000	437,270
Enstar Finance LLC, 5.5%, 1/15/2042	1,200,000	1,029,563
JPMorgan Chase & Co.:
SOFR + 1.18%, 2.684% (e), 2/24/2028	1,453,000	1,400,124
2.739%, 10/15/2030	450,000	403,464
3.328%, 4/22/2052	229,000	182,818
3.782%, 2/1/2028	669,000	657,199
KKR Group Finance Co., XII LLC, 144A, 4.85%, 5/17/2032	950,000	964,726
Liberty Mutual Group, Inc., 144A, 5.5%, 6/15/2052	370,000	369,046
Mizuho Financial Group, Inc., 1.234%, 5/22/2027	575,000	508,284
Morgan Stanley:
2.484%, 9/16/2036	537,000	434,457
2.943%, 1/21/2033	434,000	387,658
3.217%, 4/22/2042	70,000	58,045
Nippon Life Insurance Co., 144A, 2.75%, 1/21/2051	450,000	371,325
Oversea-Chinese Banking Corp., Ltd., 144A, 1.832%, 9/10/2030	1,535,000	1,412,369
PNC Financial Services Group, Inc., 3.4%, Perpetual (d)	1,300,000	1,066,000
REC Ltd.:
144A, 4.75%, 5/19/2023	683,000	685,664
The accompanying notes are an integral part of the financial statements.

DWS Total Return Bond Fund	|	13

	Principal Amount ($)(a)		Value ($)
144A, 5.25%, 11/13/2023		1,345,000	1,361,032
Santander Holdings U.S.A., Inc., 3.244%, 10/5/2026		450,000	426,768
Swiss Re Treasury U.S. Corp., 144A, 4.25%, 12/6/2042		750,000	718,686
The Goldman Sachs Group, Inc.:
0.855%, 2/12/2026		455,000	417,718
1.431%, 3/9/2027		379,000	342,418
1.992%, 1/27/2032		580,000	477,727
2.908%, 7/21/2042		268,000	206,006
3.8%, Perpetual (d)		700,000	604,018
U.S. Bancorp., 4.967%, 7/22/2033		990,000	1,027,366
UBS Group AG:
144A, 2.746%, 2/11/2033		340,000	284,320
144A, 4.375%, Perpetual (d)		501,000	402,679
Wells Fargo & Co.:
2.393%, 6/2/2028		574,000	526,361
3.068%, 4/30/2041		220,000	178,294
4.897%, 7/25/2033		920,000	953,665
			33,355,083
Health Care 2.2%
AbbVie, Inc.:
4.25%, 11/21/2049		313,000	293,939
4.75%, 3/15/2045		196,000	193,842
Amgen, Inc.:
2.8%, 8/15/2041		131,000	103,862
3.0%, 1/15/2052		285,000	214,940
Bristol-Myers Squibb Co.:
3.7%, 3/15/2052		480,000	436,391
4.25%, 10/26/2049		400,000	395,213
Centene Corp.:
2.45%, 7/15/2028		540,000	483,300
2.625%, 8/1/2031		1,100,000	938,013
CVS Health Corp.:
1.75%, 8/21/2030		450,000	378,005
2.7%, 8/21/2040		105,000	79,904
4.25%, 4/1/2050		80,000	72,816
5.05%, 3/25/2048		220,000	223,463
DH Europe Finance II Sarl, 0.75%, 9/18/2031	EUR	2,010,000	1,812,259
Gilead Sciences, Inc.:
1.65%, 10/1/2030		140,000	119,530
2.8%, 10/1/2050		170,000	125,596
HCA, Inc.:
4.125%, 6/15/2029		514,000	494,655
The accompanying notes are an integral part of the financial statements.

14	|	DWS Total Return Bond Fund

	Principal Amount ($)(a)	Value ($)
5.25%, 6/15/2049	180,000	168,976
Johnson & Johnson, 2.25%, 9/1/2050	200,000	147,560
Thermo Fisher Scientific, Inc., 2.8%, 10/15/2041	150,000	123,511
UnitedHealth Group, Inc.:
2.9%, 5/15/2050	190,000	150,372
3.25%, 5/15/2051	220,000	185,145
		7,141,292
Industrials 2.7%
Adani Ports & Special Economic Zone Ltd., 144A, 4.2%, 8/4/2027	564,000	520,685
Advanced Micro Devices, Inc., 4.393%, 6/1/2052	220,000	224,077
Boeing Co.:
2.196%, 2/4/2026	1,172,000	1,091,308
2.75%, 2/1/2026	1,435,000	1,372,750
Canadian Pacific Railway Co.:
3.0%, 12/2/2041	150,000	123,766
3.1%, 12/2/2051	140,000	110,330
CSX Corp., 4.1%, 11/15/2032	1,480,000	1,499,759
Delta Air Lines, Inc.:
4.375%, 4/19/2028 (b)	850,000	794,963
144A, 4.5%, 10/20/2025	120,000	118,500
Lockheed Martin Corp., 3.9%, 6/15/2032	890,000	917,444
Mileage Plus Holdings LLC, 144A, 6.5%, 6/20/2027	670,000	676,693
Otis Worldwide Corp., 2.565%, 2/15/2030	240,000	214,675
Prime Security Services Borrower LLC, 144A, 5.25%, 4/15/2024	1,035,000	1,033,706
Union Pacific Corp., 2.95%, 3/10/2052	286,000	221,746
		8,920,402
Information Technology 3.4%
Apple, Inc.:
2.375%, 2/8/2041	1,120,000	906,665
2.7%, 8/5/2051	836,000	656,388
Broadcom, Inc., 144A, 3.137%, 11/15/2035	630,000	506,578
Dell International LLC:
144A, 3.45%, 12/15/2051	291,000	205,564
4.9%, 10/1/2026	998,000	1,022,052
HP, Inc., 5.5%, 1/15/2033	1,500,000	1,508,655
Microsoft Corp.:
2.525%, 6/1/2050	200,000	155,802
2.921%, 3/17/2052	775,000	647,461
The accompanying notes are an integral part of the financial statements.

DWS Total Return Bond Fund	|	15

	Principal Amount ($)(a)		Value ($)
MSCI, Inc.:
144A, 3.25%, 8/15/2033		420,000	363,858
144A, 3.625%, 9/1/2030		500,000	456,500
NVIDIA Corp., 2.0%, 6/15/2031		1,134,000	1,009,954
NXP BV:
2.5%, 5/11/2031		450,000	379,533
2.65%, 2/15/2032		202,000	169,515
3.125%, 2/15/2042		210,000	157,876
Oracle Corp.:
3.6%, 4/1/2050		41,000	29,883
3.65%, 3/25/2041		394,000	305,901
Salesforce, Inc., 2.9%, 7/15/2051		1,100,000	879,345
SK Hynix, Inc., 144A, 1.5%, 1/19/2026		799,000	719,454
TSMC Arizona Corp.:
4.25%, 4/22/2032		540,000	551,152
4.5%, 4/22/2052		560,000	561,560
			11,193,696
Materials 2.2%
Celanese U.S. Holdings LLC:
4.777%, 7/19/2026	EUR	1,190,000	1,241,688
6.165%, 7/15/2027		2,310,000	2,346,150
6.33%, 7/15/2029		460,000	473,487
6.379%, 7/15/2032		440,000	451,915
MEGlobal Canada ULC, 144A, 5.0%, 5/18/2025		2,370,000	2,400,649
Suzano Austria GmbH, 2.5%, 9/15/2028		320,000	270,867
			7,184,756
Real Estate 0.7%
Boston Properties LP, (REIT), 2.55%, 4/1/2032		310,000	256,381
Crown Castle International Corp., (REIT), 3.8%, 2/15/2028		650,000	632,340
MPT Operating Partnership LP, (REIT), 3.5%, 3/15/2031		585,000	503,653
Welltower, Inc.:
(REIT), 2.75%, 1/15/2031		130,000	112,847
(REIT), 2.8%, 6/1/2031		310,000	268,845
(REIT), 3.1%, 1/15/2030		370,000	335,824
			2,109,890
Utilities 5.9%
AES Panama Generation Holdings SRL, 144A, 4.375%, 5/31/2030		388,000	318,160
Dominion Energy, Inc., 3.375%, 4/1/2030		480,000	456,162
Duke Energy Corp.:
3.25%, 1/15/2082		990,000	785,619
The accompanying notes are an integral part of the financial statements.

16	|	DWS Total Return Bond Fund

	Principal Amount ($)(a)		Value ($)
4.2%, 6/15/2049		120,000	106,035
Duke Energy Indiana LLC, 2.75%, 4/1/2050		480,000	359,741
EDP Finance BV, 144A, 3.625%, 7/15/2024		695,000	691,281
Enel Finance International NV, 144A, 5.0%, 6/15/2032		1,550,000	1,517,368
NextEra Energy Capital Holdings, Inc.:
3.5%, 4/1/2029		330,000	317,496
5.0%, 7/15/2032		500,000	534,316
NextEra Energy Operating Partners LP:
144A, 3.875%, 10/15/2026		750,000	740,846
144A, 4.25%, 7/15/2024		2,700,000	2,675,079
Pacific Gas and Electric Co.:
2.5%, 2/1/2031		80,000	63,896
3.25%, 6/1/2031		290,000	242,720
3.3%, 8/1/2040		230,000	167,860
5.45%, 6/15/2027		690,000	684,758
Perusahaan Listrik Negara PT, 144A, 2.875%, 10/25/2025	EUR	2,526,000	2,543,860
Southern Co., 3.75%, 9/15/2051		763,000	672,501
Southern Power Co., 4.95%, 12/15/2046		335,000	321,761
Vistra Operations Co. LLC, 144A, 5.125%, 5/13/2025		6,000,000	5,997,900
			19,197,359
Total Corporate Bonds (Cost $118,904,705)			109,296,172
Mortgage-Backed Securities Pass-Throughs 12.7%
Federal Home Loan Mortgage Corp.:
3.5%, with various maturities from 6/1/2028 until 7/1/2045		3,027,930	3,061,442
4.5%, 12/1/2040		316,387	330,341
5.5%, with various maturities from 6/1/2039 until 5/1/2041		500,523	539,359
6.0%, 11/1/2038		28,007	28,340
7.5%, 2/1/2035		74,480	81,216
Federal National Mortgage Association:
3.0%, with various maturities from 1/1/2052 until 5/1/2052		12,304,156	11,902,382
3.5%, with various maturities from 11/1/2042 until 12/1/2046		3,181,171	3,196,712
4.5%, 11/1/2043		213,989	223,273
5.5%, with various maturities from 2/1/2031 until 8/11/2052 (c)		20,935,180	21,732,530
6.5%, 4/1/2037		13,366	14,543
Government National Mortgage Association:
4.5%, 7/15/2040		36,295	37,523
The accompanying notes are an integral part of the financial statements.

DWS Total Return Bond Fund	|	17

	Principal Amount ($)(a)	Value ($)
5.5%, 6/15/2042	61,843	67,237
6.5%, with various maturities from 12/15/2023 until 7/15/2039	183,253	198,455
Total Mortgage-Backed Securities Pass-Throughs (Cost $41,084,739)		41,413,353
Asset-Backed 6.0%
Automobile Receivables 0.2%
JPMorgan Chase Bank NA, “E” , Series 2021-1, 144A, 2.365%, 9/25/2028	658,011	638,877
Home Equity Loans 0.0%
CIT Home Equity Loan Trust, “AF6” , Series 2002-1, 6.2%, 2/25/2030	12,349	11,965
Miscellaneous 5.8%
AMSR Trust:
“B” , Series 2021-SFR2, 144A, 1.777%, 8/17/2038	5,806,667	5,179,278
“C” , Series 2021-SFR2, 144A, 1.877%, 8/17/2038	3,350,000	2,971,842
Babson CLO Ltd., “A2R” , Series 2016-1A, 144A, 3-month USD-LIBOR + 1.45%, 4.233% (e), 7/23/2030	3,300,000	3,192,935
CF Hippolyta Issuer LLC, “B1” , Series 2020-1, 144A, 2.28%, 7/15/2060	1,467,692	1,343,982
DB Master Finance LLC, “A23” , Series 2021-1A, 144A, 2.791%, 11/20/2051	3,731,250	3,145,832
Progress Residential Trust, “B” , Series 2021-SFR3, 144A, 1.495%, 10/17/2027	1,300,000	1,210,845
Wendy’s Funding LLC, “A2II” , Series 2021-1A, 144A, 2.775%, 6/15/2051	2,214,630	1,881,587
		18,926,301
Total Asset-Backed (Cost $21,832,140)		19,577,143
Commercial Mortgage-Backed Securities 2.9%
20 Times Square Trust:
“B” , Series 2018-20TS, 144A, 3.1% (e), 5/15/2035	2,000,000	1,951,371
“C” , Series 2018-20TS, 144A, 3.1% (e), 5/15/2035	1,500,000	1,455,526
BAMLL Commercial Mortgage Securities Trust, “C” , Series 2018-DSNY, 144A, 1-month USD-LIBOR + 1.35%, 3.35% (e), 9/15/2034	667,000	633,265
Citigroup Commercial Mortgage Trust, “D” , Series 2019-PRM, 144A, 4.35%, 5/10/2036	1,275,000	1,270,809
GMAC Commercial Mortgage Securities, Inc., “G” , Series 2004-C1, 144A, 5.455%, 3/10/2038	2,674,892	1,604,935
The accompanying notes are an integral part of the financial statements.

18	|	DWS Total Return Bond Fund

	Principal Amount ($)(a)	Value ($)
JPMorgan Chase Commercial Mortgage Securities Trust, “A” , Series 2018-PHH, 144A, 1-month USD-LIBOR + 1.21%, 3.209% (e), 6/15/2035	1,938,171	1,886,887
Natixis Commercial Mortgage Securities Trust, “A” , Series 2018-OSS, 144A, 4.177%, 12/15/2037	750,000	727,059
Total Commercial Mortgage-Backed Securities (Cost $10,805,129)		9,529,852
Collateralized Mortgage Obligations 7.3%
Alternative Loan Trust, “1A4” , Series 2006-43CB, 6.0%, 2/25/2037	106,151	66,611
Arroyo Mortgage Trust, “A1” , Series 2021-1R, 144A, 1.175%, 10/25/2048	2,830,152	2,514,371
Banc of America Mortgage Trust, “2A2” , Series 2004-A, 2.632% (e), 2/25/2034	48,022	47,465
Bear Stearns Adjustable Rate Mortgage Trust, “2A1” , Series 2005-11, 3.375% (e), 12/25/2035	79,508	78,231
CHL Mortgage Pass Through Trust, “2A5” , Series 2004-13, 5.75%, 8/25/2034	137,959	129,774
Connecticut Avenue Securities Trust:
“1M2” , Series 2019-R03, 144A, 1-month USD-LIBOR + 2.15%, 4.409% (e), 9/25/2031	48,678	48,649
“1M2” , Series 2019-R02, 144A, 1-month USD-LIBOR + 2.3%, 4.559% (e), 8/25/2031	75,625	75,534
CSFB Mortgage-Backed Pass-Through Certificates, “10A3” , Series 2005-10, 6.0%, 11/25/2035	193,472	67,443
Fannie Mae Connecticut Avenue Securities, “1M2” , Series 2018-C06, 1-month USD-LIBOR + 2.0%, 4.259% (e), 3/25/2031	389,281	388,860
Farm Mortgage Trust, “A” , Series 2021-1, 144A, 2.18%, 1/25/2051	1,599,858	1,448,773
Federal Home Loan Mortgage Corp., “6” , Series 233, Interest Only, 4.5%, 8/15/2035	90,851	14,413
Flagstar Mortgage Trust:
“A1” , Series 2021-9INV, 144A, 2.5%, 9/25/2041	2,189,109	2,022,906
“A5” , Series 2021-5INV, 144A, 2.5%, 7/25/2051	3,265,181	3,031,303
“A2” , Series 2021-6INV, 144A, 3.0%, 8/25/2051	3,874,057	3,557,473
Freddie Mac Structured Agency Credit Risk Debt Notes, “M2” , Series 2019-DNA4, 144A, 1-month USD-LIBOR + 1.95%, 4.209% (e), 10/25/2049	183,818	183,597
Government National Mortgage Association:
“DI” , Series 2014-102, Interest Only, 3.5%, 7/16/2029	1,804,042	70,721
“HI” , Series 2015-77, Interest Only, 4.0%, 5/20/2045	944,359	152,619
GS Mortgage-Backed Securities Trust, “A2” , Series 2021-GR1, 144A, 2.5%, 11/25/2051	3,930,176	3,470,251
The accompanying notes are an integral part of the financial statements.

DWS Total Return Bond Fund	|	19

	Principal Amount ($)(a)	Value ($)
JPMorgan Mortgage Trust:
“2A1” , Series 2006-A2, 2.922% (e), 4/25/2036	259,204	241,904
“A12” , Series 2022-3, 144A, 3.0%, 8/25/2052	2,574,863	2,509,227
“A3” , Series 2019-INV3, 144A, 3.5%, 5/25/2050	990,525	951,147
“A3” , Series 2020-INV1, 144A, 3.5%, 8/25/2050	294,007	281,676
Mello Mortgage Capital Acceptance, “A3” , Series 2021-INV3, 144A, 2.5%, 10/25/2051	2,689,872	2,366,189
Merrill Lynch Mortgage Investors Trust, “2A” , Series 2003-A6, 2.296% (e), 10/25/2033	82,748	80,324
Total Collateralized Mortgage Obligations (Cost $26,534,420)		23,799,461
Government & Agency Obligations 41.3%
Sovereign Bonds 0.6%
Perusahaan Penerbit SBSN Indonesia III, 144A, 2.8%, 6/23/2030	1,255,000	1,137,658
United Mexican States, 3.5%, 2/12/2034	940,000	815,851
		1,953,509
U.S. Government Sponsored Agencies 0.6%
Federal Home Loan Mortgage Corp., 6.75%, 3/15/2031	1,500,000	1,923,444
U.S. Treasury Obligations 40.1%
U.S. Treasury Bonds:
Zero Coupon,, 8/15/2042	1,325,000	670,003
1.875%, 11/15/2051	3,445,100	2,651,112
2.0%, 11/15/2041	10,009,200	8,171,573
2.25%, 2/15/2052	3,732,500	3,147,547
2.375%, 2/15/2042	3,726,400	3,245,461
U.S. Treasury Inflation Indexed Note, 0.125%, 10/15/2026	17,424,243	17,644,939
U.S. Treasury Notes:
1.375%, 12/31/2028	1,805,700	1,665,335
1.375%, 11/15/2031	8,062,900	7,213,776
1.5%, 2/29/2024	30,243,800	29,566,859
1.875%, 2/28/2027	6,243,900	6,019,754
1.875%, 2/28/2029	12,548,400	11,928,823
1.875%, 2/15/2032	19,489,800	18,192,510
2.75%, 5/31/2029	10,035,000	10,053,816
2.875%, 5/15/2032	10,157,600	10,340,119
		130,511,627
Total Government & Agency Obligations (Cost $139,482,142)		134,388,580
The accompanying notes are an integral part of the financial statements.

20	|	DWS Total Return Bond Fund

	Principal Amount ($)(a)	Value ($)
Short-Term U.S. Treasury Obligations 1.1%
U.S. Treasury Bills:
1.038% (f), 11/3/2022	1,500,000	1,490,389
1.998% (f), 4/20/2023 (g)	2,000,000	1,959,244
Total Short-Term U.S. Treasury Obligations (Cost $3,466,849)		3,449,633

	Shares	Value ($)
Warrants 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (h) (Cost $70,220)	315	29,200
Securities Lending Collateral 0.4%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 1.55% (i) (j) (Cost $1,097,213)	1,097,213	1,097,213
Cash Equivalents 1.0%
DWS Central Cash Management Government Fund, 1.62% (i)	3,240,415	3,240,415
DWS ESG Liquidity Fund “Capital Shares” , 1.71% (i)	3,415	3,413
Total Cash Equivalents (Cost $3,243,830)		3,243,828

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $366,521,387)	106.3	345,824,435
Other Assets and Liabilities, Net	(6.3)	(20,348,590)
Net Assets	100.0	325,475,845
The accompanying notes are an integral part of the financial statements.

DWS Total Return Bond Fund	|	21

A summary of the Fund’s transactions with affiliated investments during the period ended July 31, 2022 are as follows:
Value ($) at 1/31/2022	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 7/31/2022	Value ($) at 7/31/2022
Securities Lending Collateral 0.4%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 1.55% (i) (j)
15,961,578	—	14,864,365 (k)	—	—	28,549	—	1,097,213	1,097,213
Cash Equivalents 1.0%
DWS Central Cash Management Government Fund, 1.62% (i)
20,984,227	113,792,271	131,536,083	—	—	23,767	—	3,240,415	3,240,415
DWS ESG Liquidity Fund “Capital Shares” , 1.71% (i)
3,406	8	—	—	(1)	11	—	3,415	3,413
36,949,211	113,792,279	146,400,448	—	(1)	52,327	—	4,341,043	4,341,041

*	Non-income producing security.
(a)	Principal amount stated in U.S. dollars unless otherwise noted.
(b)
All or a portion of these securities were on loan. In addition, “Other Assets and
Liabilities, Net”  may include pending sales that are also on loan. The value of securities loaned at July 31, 2022 amounted to $1,074,429, which is 0.3% of net assets.

(c)	When-issued or delayed delivery securities included.
(d)	Perpetual, callable security with no stated maturity date.
(e)
Variable or floating rate security. These securities are shown at their current rate as of
July 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables. Securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable.

(f)	Annualized yield at time of purchase; not a coupon rate.
(g)	At July 31, 2022, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(h)	Investment was valued using significant unobservable inputs.
(i)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(j)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(k)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended July 31, 2022.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation
The accompanying notes are an integral part of the financial statements.

22	|	DWS Total Return Bond Fund

Interest Only: Interest Only (IO) bonds represent the “interest only”  portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

REIT: Real Estate Investment Trust
SBSN: Surat Berharga Syariah Negara (Islamic Based Government Securities)
SOFR: Secured Overnight Financing Rate
LIBOR: London Interbank Offered Rate, the benchmark rate for certain floating rate securities, has been phased out as of the end of 2021 for most maturities and currencies, although certain widely used US Dollar LIBOR rates are expected to continue to be published through June 2023 to assist with the transition. The Fund or the instruments in which the Fund invests may be adversely affected by the phase out by, among other things, increased volatility or illiquidity. Although the transition process away from LIBOR has become increasingly well defined, there remains uncertainty regarding the future use of LIBOR and the nature of any replacement reference rate and, accordingly, it is difficult to predict the impact to the Fund of the transition away from LIBOR.
Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp., Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.
At July 31, 2022, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation ($)
10 Year U.S. Treasury Note	USD	9/21/2022	27	3,245,132	3,270,797	25,665
Ultra Long U.S. Treasury Bond	USD	9/21/2022	175	27,627,393	27,704,688	77,295
Total unrealized appreciation						102,960
At July 31, 2022, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
2 Year U.S. Treasury Note	USD	9/30/2022	26	5,490,697	5,471,984	18,713
3 Year U.S. Treasury Note	USD	9/30/2022	47	10,213,262	10,198,266	14,996
5 Year U.S. Treasury Note	USD	9/30/2022	246	27,866,568	27,976,735	(110,167)
Ultra 10 Year U.S. Treasury Note	USD	9/21/2022	186	24,006,715	24,412,500	(405,785)
Total net unrealized depreciation						(482,243)
The accompanying notes are an integral part of the financial statements.

DWS Total Return Bond Fund	|	23

At July 31, 2022, the Fund had the following open forward foreign currency contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	4,905,000	USD	5,182,868	8/4/2022	168,349	State Street Bank and Trust δ

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	1,190,000	USD	1,199,281	8/4/2022	(17,289)	Citigroup, Inc.

δ	U.S. Treasury Note with a value of $270,948 received as collateral for open over-the-counter derivatives contracts.
Currency Abbreviation(s)

EUR	Euro
USD	United States Dollar
For information on the Fund’s policy and additional disclosures regarding futures contracts and forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.

24	|	DWS Total Return Bond Fund

Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of July 31, 2022 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds (a)	$ —	$109,296,172	$ —	$109,296,172
Mortgage-Backed Securities Pass-Throughs	—	41,413,353	—	41,413,353
Asset-Backed (a)	—	19,577,143	—	19,577,143
Commercial Mortgage-Backed Securities	—	9,529,852	—	9,529,852
Collateralized Mortgage Obligations	—	23,799,461	—	23,799,461
Government & Agency Obligations (a)	—	134,388,580	—	134,388,580
Short-Term U.S. Treasury Obligations	—	3,449,633	—	3,449,633
Warrants	—	—	29,200	29,200
Short-Term Investments (a)	4,341,041	—	—	4,341,041
Derivatives (b)
Futures Contracts	136,669	—	—	136,669
Forward Foreign Currency Contracts	—	168,349	—	168,349
Total	$4,477,710	$341,622,543	$29,200	$346,129,453

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (b)
Futures Contracts	$ (515,952)	$ —	$ —	$ (515,952)
Forward Foreign Currency Contracts	—	(17,289)	—	(17,289)
Total	$(515,952)	$(17,289)	$—	$(533,241)

(a)	See Investment Portfolio for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency contracts.
The accompanying notes are an integral part of the financial statements.

DWS Total Return Bond Fund	|	25

Statement of Assets and Liabilities
as of July 31, 2022 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $362,180,344) — including $1,074,429 of securities loaned	$ 341,483,394
Investment in DWS Government & Agency Securities Portfolio (cost $1,097,213)*	1,097,213
Investment in affiliated Underlying Funds, at value (cost $3,243,830)	3,243,828
Cash	20
Foreign currency, at value (cost $95,562)	95,363
Receivable for investments sold	2,091,947
Receivable for Fund shares sold	77,939
Interest receivable	2,064,856
Receivable for variation margin on futures contracts	220,999
Unrealized appreciation on forward foreign currency contracts	168,349
Other assets	46,894
Total assets	350,590,802
Liabilities
Payable upon return of securities loaned	1,097,213
Payable for investments purchased — when-issued/delayed delivery securities	23,416,613
Payable for Fund shares redeemed	178,419
Unrealized depreciation on forward foreign currency contracts	17,289
Accrued management fee	53,279
Accrued Trustees' fees	4,409
Other accrued expenses and payables	347,735
Total liabilities	25,114,957
Net assets, at value	$325,475,845
Net Assets Consist of
Distributable earnings (loss)	(88,082,238)
Paid-in capital	413,558,083
Net assets, at value	$325,475,845
*
Represents collateral on securities loaned.
The accompanying notes are an integral part of the financial statements.

26	|	DWS Total Return Bond Fund

Statement of Assets and Liabilities as of July 31, 2022 (Unaudited) (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($180,062,059 ÷ 18,111,008 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.94
Maximum offering price per share (100 ÷ 97.25 of $9.94)	$ 10.22
Class C
Net Asset Value, offering and redemption price
(subject to contingent deferred sales charge) per share
($4,380,257 ÷ 440,093 outstanding shares of beneficial interest,
$.01 par value, unlimited number of shares authorized)
$ 9.95
Class R
Net Asset Value, offering and redemption price per share ($184,308 ÷ 18,537 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.94
Class R6
Net Asset Value, offering and redemption price per share ($48,292 ÷ 4,879 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.90
Class S
Net Asset Value, offering and redemption price per share ($114,236,310 ÷ 11,489,939 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.94
Institutional Class
Net Asset Value, offering and redemption price per share ($26,564,619 ÷ 2,680,822 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.91
The accompanying notes are an integral part of the financial statements.

DWS Total Return Bond Fund	|	27

Statement of Operations
for the six months ended July 31, 2022 (Unaudited)

Investment Income
Income:
Interest	$ 5,185,251
Income distributions from affiliated Underlying Funds	23,778
Securities lending income, net of borrower rebates	28,549
Total income	5,237,578
Expenses:
Management fee	679,074
Administration fee	164,675
Services to shareholders	287,718
Distribution and service fees	246,436
Custodian fee	5,914
Professional fees	67,781
Reports to shareholders	27,016
Registration fees	42,452
Trustees' fees and expenses	8,084
Other	14,558
Total expenses before expense reductions	1,543,708
Expense reductions	(350,495)
Total expenses after expense reductions	1,193,213
Net investment income	4,044,365
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(20,820,475)
Swap contracts	481,428
Futures	568,182
Forward foreign currency contracts	533,786
Foreign currency	(19,142)
(19,256,221)
Change in net unrealized appreciation (depreciation) on:
Affiliated investments	(1)
Non-affiliated investments	(13,611,008)
Swap contracts	514,361
Futures	(703,226)
Forward foreign currency contracts	(17,468)
Foreign currency	(2,040)
(13,819,382)
Net gain (loss)	(33,075,603)
Net increase (decrease) in net assets resulting from operations	$ (29,031,238)
The accompanying notes are an integral part of the financial statements.

28	|	DWS Total Return Bond Fund

Statements of Changes in Net Assets
	Six Months Ended July 31, 2022	Year Ended January 31,
Increase (Decrease) in Net Assets	(Unaudited)	2022
Operations:
Net investment income	$ 4,044,365	$ 9,311,438
Net realized gain (loss)	(19,256,221)	9,165,931
Change in net unrealized appreciation (depreciation)	(13,819,382)	(27,689,302)
Net increase (decrease) in net assets resulting from operations	(29,031,238)	(9,211,933)
Distributions to shareholders:
Class A	(2,350,654)	(5,025,988)
Class C	(45,197)	(128,572)
Class R	(2,068)	(4,380)
Class R6	(667)	(1,273)
Class S	(1,654,789)	(3,602,350)
Institutional Class	(385,858)	(876,995)
Total distributions	(4,439,233)	(9,639,558)
Fund share transactions:
Proceeds from shares sold	6,921,060	40,669,909
Reinvestment of distributions	4,112,250	8,947,267
Payments for shares redeemed	(34,571,030)	(94,957,070)
Net increase (decrease) in net assets from Fund share transactions	(23,537,720)	(45,339,894)
Increase (decrease) in net assets	(57,008,191)	(64,191,385)
Net assets at beginning of period	382,484,036	446,675,421
Net assets at end of period	$325,475,845	$382,484,036

The accompanying notes are an integral part of the financial statements.

DWS Total Return Bond Fund	|	29

Financial Highlights
DWS Total Return Bond Fund — Class A
	Six Months Ended 7/31/22	Years Ended January 31,
	(Unaudited)	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$10.91	$11.43	$11.05	$10.36	$10.76	$10.63
Income (loss) from investment operations:
Net investment income[a]	.12	.24	.24	.28	.34	.31
Net realized and unrealized gain (loss)	(.96)	(.51)	.38	.76	(.38)	.14
Total from investment operations	(.84)	(.27)	.62	1.04	(.04)	.45
Less distributions from:
Net investment income	(.13)	(.25)	(.24)	(.35)	(.36)	(.32)
Net asset value, end of period	$9.94	$10.91	$11.43	$11.05	$10.36	$10.76
Total Return (%)[b,c]	(7.74)*	(2.40)	5.63	10.16	(.26)	4.40
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	180	209	242	240	90	102
Ratio of expenses before expense reductions (%)	1.01**	.97	.96	.98	1.05	1.07
Ratio of expenses after expense reductions (%)	.80**	.83	.84	.84	.84	.85
Ratio of net investment income (%)	2.29**	2.14	2.13	2.55	3.24	2.89
Portfolio turnover rate (%)	122*	182	143	211	187	189

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
*	Not annualized
**	Annualized
The accompanying notes are an integral part of the financial statements.

30	|	DWS Total Return Bond Fund

DWS Total Return Bond Fund — Class C
	Six Months Ended 7/31/22	Years Ended January 31,
	(Unaudited)	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$10.93	$11.44	$11.06	$10.36	$10.76	$10.63
Income (loss) from investment operations:
Net investment income[a]	.08	.16	.16	.18	.26	.23
Net realized and unrealized gain (loss)	(.97)	(.50)	.37	.79	(.37)	.14
Total from investment operations	(.89)	(.34)	.53	.97	(.11)	.37
Less distributions from:
Net investment income	(.09)	(.17)	(.15)	(.27)	(.29)	(.24)
Net asset value, end of period	$9.95	$10.93	$11.44	$11.06	$10.36	$10.76
Total Return (%)[b,c]	(8.15)*	(3.04)	4.84	9.43	(1.01)	3.52
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	6	13	19	3	9
Ratio of expenses before expense reductions (%)	1.78**	1.71	1.71	1.70	1.80	1.83
Ratio of expenses after expense reductions (%)	1.55**	1.58	1.59	1.59	1.59	1.59
Ratio of net investment income (%)	1.50**	1.42	1.39	1.69	2.46	2.14
Portfolio turnover rate (%)	122*	182	143	211	187	189

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
*	Not annualized
**	Annualized
The accompanying notes are an integral part of the financial statements.

DWS Total Return Bond Fund	|	31

DWS Total Return Bond Fund — Class R
	Six Months Ended 7/31/22	Years Ended January 31,				Period Ended
	(Unaudited)	2022	2021	2020	2019	1/31/18[a]
Selected Per Share Data
Net asset value, beginning of period	$10.91	$11.43	$11.05	$10.36	$10.76	$10.83
Income (loss) from investment operations:
Net investment income[b]	.10	.22	.21	.26	.31	.07
Net realized and unrealized gain (loss)	(.96)	(.52)	.38	.75	(.37)	(.06)
Total from investment operations	(.86)	(.30)	.59	1.01	(.06)	.01
Less distributions from:
Net investment income	(.11)	(.22)	(.21)	(.32)	(.34)	(.08)
Net asset value, end of period	$9.94	$10.91	$11.43	$11.05	$10.36	$10.76
Total Return (%)[c]	(7.85)*	(2.65)	5.37	9.88	(.51)	.08*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	184	193	292	292	259	390
Ratio of expenses before expense reductions (%)	1.40**	1.38	1.37	1.36	1.42	1.33**
Ratio of expenses after expense reductions (%)	1.05**	1.08	1.09	1.09	1.09	1.09**
Ratio of net investment income (%)	2.05**	1.91	1.88	2.44	2.98	2.61**
Portfolio turnover rate (%)	122*	182	143	211	187	189[d]

[a]	For the period from October 27, 2017 (commencement of operations) to January 31, 2018.
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	Represents the Fund’s portfolio turnover rate for the year ended January 31, 2018.
*	Not annualized
**	Annualized
The accompanying notes are an integral part of the financial statements.

32	|	DWS Total Return Bond Fund

DWS Total Return Bond Fund — Class R6
	Six Months Ended 7/31/22	Years Ended January 31,		Period Ended
	(Unaudited)	2022	2021	1/31/20[a]
Selected Per Share Data
Net asset value, beginning of period	$10.86	$11.38	$11.01	$10.86
Income (loss) from investment operations:
Net investment income[b]	.13	.27	.26	.14
Net realized and unrealized gain (loss)	(.95)	(.51)	.37	.17
Total from investment operations	(.82)	(.24)	.63	.31
Less distributions from:
Net investment income	(.14)	(.28)	(.26)	(.16)
Net asset value, end of period	$9.90	$10.86	$11.38	$11.01
Total Return (%)[c]	(7.57)*	(2.18)	5.82	2.91*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	48	51	51	72
Ratio of expenses before expense reductions (%)	.77**	.74	.64	.75**
Ratio of expenses after expense reductions (%)	.55**	.58	.59	.59**
Ratio of net investment income (%)	2.56**	2.39	2.34	2.61**
Portfolio turnover rate (%)	122*	182	143	211[d]

[a]	For the period from August 1, 2019 (commencement of operations) to January 31, 2020.
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	Represents the Fund’s portfolio turnover rate for the year ended January 31, 2020.
*	Not annualized
**	Annualized
The accompanying notes are an integral part of the financial statements.

DWS Total Return Bond Fund	|	33

DWS Total Return Bond Fund — Class S
	Six Months Ended 7/31/22	Years Ended January 31,
	(Unaudited)	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$10.91	$11.43	$11.05	$10.36	$10.76	$10.63
Income (loss) from investment operations:
Net investment income[a]	.13	.27	.27	.31	.36	.34
Net realized and unrealized gain (loss)	(.96)	(.51)	.37	.75	(.37)	.14
Total from investment operations	(.83)	(.24)	.64	1.06	(.01)	.48
Less distributions from:
Net investment income	(.14)	(.28)	(.26)	(.37)	(.39)	(.35)
Net asset value, end of period	$9.94	$10.91	$11.43	$11.05	$10.36	$10.76
Total Return (%)[b]	(7.62)*	(2.16)	5.90	10.43	(.01)	4.66
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	114	134	154	161	132	150
Ratio of expenses before expense reductions (%)	.76**	.72	.72	.74	.76	.83
Ratio of expenses after expense reductions (%)	.55**	.58	.59	.59	.59	.60
Ratio of net investment income (%)	2.53**	2.39	2.38	2.92	3.49	3.15
Portfolio turnover rate (%)	122*	182	143	211	187	189

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
*	Not annualized
**	Annualized
The accompanying notes are an integral part of the financial statements.

34	|	DWS Total Return Bond Fund

DWS Total Return Bond Fund — Institutional Class
	Six Months Ended 7/31/22	Years Ended January 31,
	(Unaudited)	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$10.88	$11.39	$11.01	$10.31	$10.71	$10.58
Income (loss) from investment operations:
Net investment income[a]	.13	.27	.27	.31	.36	.34
Net realized and unrealized gain (loss)	(.96)	(.50)	.37	.76	(.37)	.14
Total from investment operations	(.83)	(.23)	.64	1.07	(.01)	.48
Less distributions from:
Net investment income	(.14)	(.28)	(.26)	(.37)	(.39)	(.35)
Net asset value, end of period	$9.91	$10.88	$11.39	$11.01	$10.31	$10.71
Total Return (%)[b]	(7.65)*	(2.08)	5.91	10.57	(.03)	4.77
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	27	33	38	88	73	94
Ratio of expenses before expense reductions (%)	.73**	.70	.69	.69	.71	.75
Ratio of expenses after expense reductions (%)	.55**	.58	.59	.59	.59	.59
Ratio of net investment income (%)	2.52**	2.39	2.40	2.92	3.49	3.15
Portfolio turnover rate (%)	122*	182	143	211	187	189

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
*	Not annualized
**	Annualized
The accompanying notes are an integral part of the financial statements.

DWS Total Return Bond Fund	|	35

Notes to Financial Statements (Unaudited)
A.
Organization and Significant Accounting Policies
DWS Total Return Bond Fund (the “Fund” ) is a diversified series of Deutsche DWS Portfolio Trust (the “Trust” ), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act” ), as an open-end management investment company organized as a Massachusetts business trust.
The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 8 years, provided that the Fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 8 years. Class R shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain qualifying plans and programs. Class S shares are not subject to initial or contingent deferred sales charges and are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.
The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” ) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

36	|	DWS Total Return Bond Fund

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.
Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services;

DWS Total Return Bond Fund	|	37

information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.
Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the six months ended July 31, 2022, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.07% annualized effective rate as of July 31, 2022) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

38	|	DWS Total Return Bond Fund

As of July 31, 2022, the Fund had securities on loan, which were classified as corporate bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to hold cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.
Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.
Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on

DWS Total Return Bond Fund	|	39

income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon current interpretation of tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.
At January 31, 2022, the Fund had net tax basis capital loss carryforwards of approximately $48,459,000, including short-term losses ($19,682,000) and long-term losses ($28,777,000), which may be applied against realized net taxable capital gains indefinitely. Capital Loss Carryforwards from this Fund may be subject to certain limitations under Section 382–384 of the Internal Revenue Code.
At July 31, 2022, the aggregate cost of investments for federal income tax purposes was $366,755,713. The net unrealized depreciation for all investments based on tax cost was $20,931,278. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $2,304,341 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $23,235,619.
The Fund has reviewed the tax positions for the open tax years as of January 31, 2022 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to additional income recognition on debt securities classified as equity under federal tax rules, premium amortization on debt securities, forward currency contracts, futures contracts, swap contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

40	|	DWS Total Return Bond Fund

Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
The tax character of current year distributions will be determined at the end of the current fiscal year.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis, net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes.
B.
Derivative Instruments
Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the Fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the Fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the Fund exchanges cash flows.
The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default.

DWS Total Return Bond Fund	|	41

The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin” ) in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments (“variation margin” ) are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a centrally cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.
An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.
Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the six months ended July 31, 2022, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer’s credit quality characteristics and to hedge the risk of default or other specified credit events on portfolio assets.

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Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.
There were no open credit default swap contracts as of July 31, 2022. For the six months ended July 31, 2022, the investment in credit default swap contracts purchased had a total notional amount generally indicative of a range from $0 to $87,510,000.
Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended July 31, 2022, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration.
Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin” ) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin” ) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.
Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.
A summary of the open futures contracts as of July 31, 2022, is included in a table following the Fund’s Investment Portfolio. For the six months ended July 31, 2022, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $21,496,000 to $30,975,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $68,059,000 to $90,218,000.
Forward Foreign Currency Contracts. A forward foreign currency contract (“forward currency contract” ) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six

DWS Total Return Bond Fund	|	43

months ended July 31, 2022, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund also entered into forward currency contracts for non-hedging purposes to seek to enhance potential gains.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.
A summary of the open forward currency contracts as of July 31, 2022, is included in the table following the Fund’s Investment Portfolio. For the six months ended July 31, 2022, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $5,553,000 to $6,382,000.
The following tables summarize the value of the Fund’s derivative instruments held as of July 31, 2022 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Assets Derivative	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ —	$ 136,669	$ 136,669
Foreign Exchange Contracts (b)	168,349	—	168,349
	$ 168,349	$ 136,669	$ 305,018
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a)	Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(b)	Unrealized appreciation on forward foreign currency contracts

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Liability Derivative	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ —	$ (515,952)	$ (515,952)
Foreign Exchange Contracts (b)	(17,289)	—	(17,289)
	$ (17,289)	$ (515,952)	$ (533,241)
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a)	Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(b)	Unrealized depreciation on forward foreign currency contracts
Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended July 31, 2022 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ —	$ —	$ 568,182	$ 568,182
Credit Contracts (a)	—	481,428	—	481,428
Foreign Exchange Contracts (a)	533,786	—	—	533,786
	$533,786	$481,428	$568,182	$1,583,396
Each of the above derivatives is located in the following Statement of Operations accounts:

(a)	Net realized gain (loss) from forward foreign currency contracts, swap and futures contracts, respectively

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ —	$ —	$ (703,226)	$ (703,226)
Credit Contracts (a)	—	514,361	—	514,361
Foreign Exchange Contracts (a)	(17,468)	—	—	(17,468)
	$(17,468)	$514,361	$(703,226)	$(206,333)
Each of the above derivatives is located in the following Statement of Operations accounts:

(a)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts, swap and futures contracts, respectively
As of July 31, 2022, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the

DWS Total Return Bond Fund	|	45

credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received (a)	Cash Collateral Received	Net Amount of Derivative Assets
State Street Bank and Trust	$ 168,349	$ —	$ (168,349)	$ —	$ —

(a)	The actual collateral received and/or pledged may be more than the amounts shown.

Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Citigroup, Inc.	$ 17,289	$ —	$ —	$ —	$ 17,289
C.
Purchases and Sales of Securities
During the six months ended July 31, 2022, purchases and sales of investment securities, excluding short-term investments, were as follows:
	Purchases	Sales
Non-U.S. Treasury Obligations	$266,843,182	$387,302,466
U.S. Treasury Obligations	$165,780,243	$57,519,351
D.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA”  or the “Advisor” ), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group” ), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and

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restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $1.5 billion of the Fund’s average daily net assets	.400%
Next $1.75 billion of such net assets	.385%
Next $1.75 billion of such net assets	.370%
Next $2.5 billion of such net assets	.355%
Next $2.5 billion of such net assets	.345%
Next $2.5 billion of such net assets	.325%
Over $12.5 billion of such net assets	.315%
Accordingly, for the six months ended July 31, 2022, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.40% of the Fund’s average daily net assets.
For the period from February 1, 2022 through April 30, 2023, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.80%
Class C	1.55%
Class R	1.05%
Class R6	.55%
Class S	.55%
Institutional Class	.55%

DWS Total Return Bond Fund	|	47

For the six months ended July 31, 2022, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$ 191,416
Class C	5,867
Class R	321
Class R6	53
Class S	128,097
Institutional Class	24,741
$ 350,495
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee” ) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended July 31, 2022, the Administration Fee was $164,675, of which $26,421 is unpaid.
Service Provider Fees. DWS Service Company (“DSC” ), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST” ), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended July 31, 2022, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at July 31, 2022
Class A	$ 50,430	$ 17,413
Class C	1,150	395
Class R	77	46
Class R6	39	10
Class S	51,217	17,375
Institutional Class	463	140
	$ 103,376	$ 35,379
In addition, for the six months ended July 31, 2022, the amounts charged to the Fund for recordkeeping and other administrative services provided

48	|	DWS Total Return Bond Fund

by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,”  were as follows:
Sub-Recordkeeping	Total Aggregated
Class A	$ 95,470
Class C	3,313
Class R	188
Class S	39,601
Institutional Class	15,548
$ 154,120
Distribution and Service Fees. Under the Fund’s Class C and R 12b-1 Plans, DWS Distributors, Inc. (“DDI” ), an affiliate of the Advisor, receives a fee (“Distribution Fee” ) of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C and R shares. For the six months ended July 31, 2022, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at July 31, 2022
Class C	$ 19,243	$ 2,806
Class R	227	44
	$ 19,470	$ 2,850
In addition, DDI provides information and administrative services for a fee (“Service Fee” ) to Class A, C and R shareholders at an annual rate of up to 0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended July 31, 2022, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at July 31, 2022	Annualized Rate
Class A	$ 220,512	$ 84,784.24%
Class C	6,227	2,493.24%
Class R	227	131.25%
	$ 226,966	$ 87,408
Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended July 31, 2022 aggregated $372.

DWS Total Return Bond Fund	|	49

In addition, DDI receives any contingent deferred sales charge (“CDSC” ) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the six months ended July 31, 2022, there was no CDSC for Class C Shares. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended July 31, 2022, DDI received $1,905 for Class A shares.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the six months ended July 31, 2022, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders”  aggregated $563, of which $300 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the six months ended July 31, 2022, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $2,149.
E.
Line of Credit
The Fund and other affiliated funds (the “Participants” ) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual

50	|	DWS Total Return Bond Fund

commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at July 31, 2022.
F.
Fund Share Transactions
The following table summarizes share and dollar activity in the Fund:
	Six Months Ended July 31, 2022		Year Ended January 31, 2022
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	326,794	$ 3,286,449	1,226,756	$ 13,871,587
Class C	8,930	89,885	34,684	393,542
Class R	1,103	11,306	1,929	21,816
Class R6	102	1,025	174	1,960
Class S	156,529	1,601,205	834,426	9,457,711
Institutional Class	193,740	1,931,190	1,513,093	16,923,293
		$ 6,921,060		$ 40,669,909
Shares issued to shareholders in reinvestment of distributions
Class A	216,040	$ 2,177,315	413,231	$ 4,659,148
Class C	4,467	45,159	11,368	128,346
Class R	205	2,068	389	4,380
Class R6	67	667	113	1,273
Class S	149,227	1,504,285	291,295	3,284,330
Institutional Class	38,061	382,756	77,434	869,790
		$ 4,112,250		$ 8,947,267
Shares redeemed
Class A	(1,548,570)	$ (15,745,946)	(3,658,081)	$ (41,291,131)
Class C	(147,823)	(1,494,178)	(642,971)	(7,263,986)
Class R	(419)	(4,374)	(10,252)	(115,808)
Class R6	(10)	(99)	(15)	(173)
Class S	(1,125,989)	(11,422,320)	(2,252,075)	(25,372,000)
Institutional Class	(583,377)	(5,904,113)	(1,864,163)	(20,913,972)
		$ (34,571,030)		$ (94,957,070)

DWS Total Return Bond Fund	|	51

	Six Months Ended July 31, 2022		Year Ended January 31, 2022
	Shares	Dollars	Shares	Dollars
Net increase (decrease)
Class A	(1,005,736)	$ (10,282,182)	(2,018,094)	$ (22,760,396)
Class C	(134,426)	(1,359,134)	(596,919)	(6,742,098)
Class R	889	9,000	(7,934)	(89,612)
Class R6	159	1,593	272	3,060
Class S	(820,233)	(8,316,830)	(1,126,354)	(12,629,959)
Institutional Class	(351,576)	(3,590,167)	(273,636)	(3,120,889)
		$ (23,537,720)		$ (45,339,894)
G.
Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to significant portions of the population remaining unvaccinated and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.

52	|	DWS Total Return Bond Fund

Information About Your Fund’s Expenses
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (February 1, 2022 to July 31, 2022).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000”  line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000”  line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

DWS Total Return Bond Fund	|	53

Expenses and Value of a $1,000 Investment
for the six months ended July 31, 2022 (Unaudited)

Actual Fund Return	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 2/1/22	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 7/31/22	$922.60	$918.50	$921.50	$924.30	$923.80	$923.50
Expenses Paid per $1,000*	$3.81	$7.37	$5.00	$2.62	$2.62	$2.62
Hypothetical 5% Fund Return	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 2/1/22	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 7/31/22	$1,020.83	$1,017.11	$1,019.59	$1,022.07	$1,022.07	$1,022.07
Expenses Paid per $1,000*	$4.01	$7.75	$5.26	$2.76	$2.76	$2.76

*
Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class R	Class R6	Class S	Institutional Class
DWS Total Return Bond Fund	.80%	1.55%	1.05%	.55%	.55%	.55%
For more information, please refer to the Fund’s prospectus.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

54	|	DWS Total Return Bond Fund

Liquidity Risk Management
In accordance with Rule 22e-4 (the “Liquidity Rule” ) under the Investment Company Act of 1940 (the “1940 Act” ), your Fund has adopted a liquidity risk management program (the “Program” ), and the Board has designated DWS Investment Management Americas, Inc. (“DIMA” ) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). DIMA has designated a committee (the “Committee” ) composed of personnel from multiple departments within DIMA and its affiliates that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by a Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.
In February 2022, as required by the Program and the Liquidity Rule, DIMA provided the Board with an annual written report (the “Report” ) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2020 through November 30, 2021 (the “Reporting Period” ). During the Reporting Period, your Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum”  as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, DIMA stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. DIMA also reported that there were no material changes made to the Program during the Reporting Period.

DWS Total Return Bond Fund	|	55

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board”  or “Trustees” ) approved the renewal of DWS Total Return Bond Fund’s (the “Fund” ) investment management agreement (the “Agreement” ) with DWS Investment Management Americas, Inc. (“DIMA” ) in September 2021.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees” ).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant” ).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group” ). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s

56	|	DWS Total Return Bond Fund

shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar” ), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review”  (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2020, the Fund’s performance (Class A shares) was in the 2nd quartile, 3rd quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and five-year periods and has underperformed its benchmark in the three-year period ended December 31, 2020.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge” ) and the Fee Consultant regarding investment

DWS Total Return Bond Fund	|	57

management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2020). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2020, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses” ). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds” ) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds” ) managed by DWS Group. The Board noted that DIMA indicated that DWS Group manages a DWS Europe Fund comparable to the Fund, but does not manage any comparable institutional accounts. The Board took note of the differences in services provided to DWS Funds as compared to DWS Europe Funds and that such differences made comparison difficult.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available

58	|	DWS Total Return Bond Fund

information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out”  benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS Total Return Bond Fund	|	59

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling: (800) 728-3337
Web Site	dws.com View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site —
dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site
— sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at
(800) 728-3337.

Portfolio Holdings
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time.
Please see the Fund’s current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

60	|	DWS Total Return Bond Fund

Investment Management
DWS Investment Management Americas, Inc. (“DIMA”  or the
“Advisor”  ), which is part of the DWS Group GmbH & Co. KGaA
(“DWS Group” ), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing
mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	SZIAX	SZICX	SCSBX	SZIIX
CUSIP Number	25157W 107	25157W 305	25157W 404	25157W 503
Fund Number	463	763	2063	1463

For shareholders of Class R and Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337
24-hour access to your retirement plan account.
Web Site	dws.com
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Log in/register to manage retirement account assets at https://www.mykplan.com/participantsecure_net/login.aspx.
For More Information	(800) 728-3337
To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

	Class R	Class R6
Nasdaq Symbol	SZIRX	SZIWX
CUSIP Number	25157W 842	25157W 834
Fund Number	1563	1663

DWS Total Return Bond Fund	|	61

Notes

Notes

222 South Riverside Plaza
Chicago, IL 60606-5808
DTRBF-3
(R-023512-12 9/22)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Total Return Bond Fund, a series of Deutsche DWS Portfolio Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	9/29/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	9/29/2022

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer